UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2024
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CIPHER MINING INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39625	85-1614529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue
Floor 54
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (332) 262-2300
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On September 3, 2024, Cipher Mining Inc. (the “Company”) entered into an amended and restated Controlled Equity OfferingSM Sales Agreement (the “Amended and Restated Sales Agreement”) with Cantor Fitzgerald & Co., Canaccord Genuity LLC, Compass Point Research & Trading, LLC, Needham & Company, LLC, Keefe, Bruyette & Woods, Inc., Virtu Americas LLC and BTIG, LLC (each, an “Agent” and, together, the “Agents”). The Amended and Restated Sales Agreement modifies the Sales Agreement previously entered into on August 3, 2023, as amended on March 6, 2024 to, among other things, include BTIG, LLC as an additional agent under the Sales Agreement and to replace Stifel, Nicolaus & Company, Incorporated with Keefe, Bruyette & Woods, Inc. as an agent under the Sales Agreement.
Pursuant to the Amended and Restated Sales Agreement, the Company may offer and sell, from time to time through or to the Agents, shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), for aggregate gross proceeds of up to $725.7 million (the “Shares”), which consists of (i) up to $125.7 million remaining as authorized under the Company’s Registration Statement on Form S-3 (File No. 333-267537) (the “Registration Statement”), which was originally filed with the Securities and Exchange Commission (“SEC”) on September 21, 2022, and declared effective by the SEC on October 6, 2022, the base prospectus contained within the Registration Statement, and a prospectus supplement that was filed with the SEC on August 4, 2023, as amended on March 6, 2024 and September 3, 2024 and (ii) up to $600.0 million of Shares, which can be issued and sold pursuant to the Company’s shelf registration statement on Form S-3ASR (File No. 333-281908), filed with the SEC on September 3, 2024, which became immediately effective upon filing, and a prospectus supplement dated September 3, 2024, filed by the Company with the SEC.
The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein.
The legal opinion of Latham & Watkins LLP relating to the shares of common stock being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
1.1
Amended and Restated Controlled Equity OfferingSM Sales Agreement by and among Cipher Mining Inc. and Cantor Fitzgerald & Co., Canaccord Genuity LLC, Compass Point Research & Trading, LLC, Needham & Company, LLC, Keefe, Bruyette & Woods, Inc., Virtu Americas LLC and BTIG, LLC, dated September 3, 2024 (incorporated by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 3, 2024)

5.1	Opinion of Latham & Watkins LLP (incorporated by reference to Exhibit 5.2 to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 3, 2024)
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 above)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Mining Inc.

Date:	September 3, 2024	By:	/s/ Tyler Page
Tyler Page Chief Executive Officer